Supplement, dated August 23, 2024

to Initial Summary Prospectus, Updating Summary Prospectus, Statutory Prospectus dated May 1, 2024

Initial Summary Prospectus, Updating Summary Prospectus, Statutory Prospectus

of Mutual of America Life Insurance Company Separate Account No. 2

Individual Retirement Annuity (IRA) Contracts

The following supplemental information should be read in conjunction with the Initial Summary, Updating Summary Prospectus, and Statutory Prospectus dated May 1, 2024, as amended, for the IRA Contracts (the “Contracts”), issued by Mutual of America Life Insurance Company (the “Company”) through Mutual of America Separate Account No. 2 (the “Separate Account”). Special terms not defined herein have the meanings ascribed to them in your Prospectus.

Effective on or about August 23, 2024 (the “Conversion Date”), the MoA Money Market Fund (“Fund”) will convert to a “government money market fund,” as defined under Rule 2a-7 of the Investment Company Act of 1940, as amended. The Fund will be renamed the MoA US Government Money Market Fund. The Fund’s investment strategies will change so that the Fund will invest at least 99.5% of the Fund’s assets in cash, government securities and/or repurchase agreements that are fully collateralized by US government securities.

As part of the conversion, the Fund will shift from a floating Net Asset Value (“NAV”) to seeking to preserve the NAV at $1.00 per share. On or about August 23, 2024, the Fund will execute a stock split with the goal of establishing a $1.00 per share NAV. Additionally, the Fund will declare dividends daily and pay them monthly.

The investment advisory fee and other expenses for the Fund are not expected to change as a result of the conversion.

The following replaces the entry for the MoA Money Market Fund underlying fund in Appendix A: UNDERLYING FUNDS AVAILABLE AS INVESTMENT OPTIONS UNDER THE IRA CONTRACTS at the back of your Prospectus:

Type/Investment Objective	Underlying Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns as of 12/31/23
			1 year	5 year	10 year	Life of Fund
Fixed Income Fund Seeks current income to extent consistent with maintenance of liquidity, investment quality and stability of capital	MoA US Government Money Market Fund Adviser: Mutual of America Capital Management LLC	0.22%	4.99%	1.67%	1.06%

This Supplement Should be Retained with Your Prospectus For Future Reference.